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                                                                   Exhibit 10.39

                               KEEP-WELL AGREEMENT



To:      Guaranty Bank. as Lender
         8333 Douglas Avenue
         Dallas, Texas 75225


Pursuant to a certain Amended and Restated Credit Agreement of even date herewith (the "CREDIT AGREEMENT") by and among PREFERRED HOME MORTGAGE COMPANY (the "COMPANY") and GUARANTY BANK (the "LENDER"), Lender agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. Terms used herein shall have the same meaning as in the Credit Agreement. The Company is a wholly owned subsidiary of the undersigned TECHNICAL OLYMPIC USA, INC. ("TOUSA"). The execution of this Keep-Well Agreement is a condition precedent to the extension of credit provided for in the Credit Agreement. In order to induce the making of Loans, TOUSA represents, warrants and covenants as follows:

1. TOUSA is familiar with the terms of SECTIONS 6.13 to 6.15 and 6.17 of the Credit Agreement (the covenants in such Sections of the Credit Agreement are hereinafter referred to as the "FINANCIAL COVENANTS").

2. TOUSA acknowledges that Lender would not make Loans in the absence of TOUSA's undertaking to cause the Company to comply with the Financial Covenants.

3. TOUSA confirms that it is to its direct economic benefit to make the representations, warranties and covenants hereinafter set forth. TOUSA agrees that, for the period that any Obligations remain outstanding and unpaid under the Credit Agreement or Lender is obligated to fund any portion of any Loan under the Credit Agreement, TOUSA will cause the Company to comply with the Financial Covenants, by at its option either
         (a) directly injecting sufficient capital into the Company, or (b) making loans to the Company which shall be subordinated in all respects to the Loans, in an amount sufficient to cause the Company to be in compliance with the Financial Covenants. Moreover, TOUSA warrants and covenants that said actions will be taken within thirty (30) days after the end of a month for which the Financial Covenants are not met, and will be confirmed by such certifications as are required by the terms of the Credit Agreement.

4. Any breach by TOUSA of the undertakings set forth in this Keep-Well Agreement shall serve as an independent event of default under both this Keep-Well Agreement and the Credit Agreement.

5. TOUSA agrees that, for the period that any Obligations remain outstanding and unpaid under the Credit Agreement or Lender is obligated to fund any portion of any Loan under the Credit Agreement, unless Lender shall otherwise consent in writing:



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         A.       It will not sell, assign, or otherwise transfer, or create or permit any lien, other than liens for taxes, assessments, or governmental charges or levies not yet delinquent or liens for taxes, assessments, or governmental charges or levies already delinquent, the validity of which is being contested in good faith, and the lien on the stock of Company arising under the Parent Credit Agreement, to exist (directly or indirectly) upon, its direct or indirect ownership interest now or hereafter existing in the Company.

         B. It will not permit its corporate existence to terminate or take any steps to terminate its existence.

         C. It will deliver to Lender audited annual financial statements, within ninety (90) days after the end of its fiscal year, which financial statements shall be prepared by independent certified public accountants of national standing in accordance with generally accepted accounting principles applied on a basis consistent with its audited annual financial statements for the fiscal year ended 2002.

6. The parties hereto acknowledge and agree that the obligations of TOUSA under this Keep-Well Agreement run only to Lender as the only other party hereto (although the Company is an intended third-party beneficiary thereof subject to the provisions hereof). Accordingly, this Keep-Well Agreement does not and shall in no respect constitute an executory agreement that would require assumption or rejection in connection with a case under the Bankruptcy Code with respect to the Company, and this Keep-Well Agreement is intended to be enforceable in the event of and during a bankruptcy of the Company. To the extent the obligations of TOUSA thereunder should be deemed to constitute such executory obligations, TOUSA waives any rights it may have under Sections 365(c)(2) and 365(e)(2)(B) of the Bankruptcy Code.

7. Notwithstanding anything herein to the contrary, during any period in which Lender shall have failed to receive when due and payable (whether at stated maturity, by acceleration or otherwise) the payment of all or any part of the principal of or interest on the Notes or any other amount payable by the Company under the Credit Agreement or the other Loan Documents, Lender may require that the amount of any payment to be made to the Company (whether as a subordinated loan or equity contribution) under this Keep-Well Agreement be paid directly to Lender for its benefit. All payments which are received by the Company from TOUSA contrary to the provisions of this SECTION 7 shall be received in trust for the benefit of Lender, shall be segregated from other funds and property held by Borrower, and shall be paid over to Lender in the same form as so received (with any necessary endorsement).

8. A. TOUSA hereby agrees to do such further acts and things, and to execute and deliver to Lender such additional consents and instruments, as Lender may reasonably require or deem advisable to carry into effect the purposes of this Keep-Well Agreement. No failure on the part of Lender to exercise, and no delay on the part of Lender in exercising, any right, power, remedy, or privilege hereunder or with respect hereto shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights power, remedy, or privilege by Lender preclude any other right, power, remedy or privilege. All remedies hereunder are cumulative and are not exclusive of any other




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         remedies that may be available to Lender for the enforcement of this
         Keep-Well Agreement, whether at law, in equity, or otherwise.

         B. This Keep-Well Agreement shall (i) remain in full force and effect for the periods specified herein; (ii) be binding upon TOUSA and its successors and assigns; and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees, and assigns.

         C. TOUSA agrees to pay or cause the Company to pay all costs, expenses, and disbursements (including, without limitation attorneys' fees, expenses, and disbursements, which attorneys may be employees of Lender) incurred by Lender in connection with the enforcement of' this Keep-Well Agreement or any other agreement furnished by TOUSA pursuant hereto.

         D. TOUSA recognizes that, in the event TOUSA fails to perform, observe, or discharge any of its obligations or liabilities under this Keep-Well Agreement, any remedy at law may prove to be inadequate relief to Lender; therefore, TOUSA agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         E. TOUSA agrees that TOUSA's obligation to make any payment required to be made hereunder, whether an equity contribution or subordinated loan, is absolute and subject only to the terms of this Keep-Well Agreement, and that each such payment shall be made without offset, deduction, or diminution on account of any claim or right of TOUSA against the Company.

                  THIS KEEP-WELL AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED IN THE APPLICABLE STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. THIS AGREEMENT IS PERFORMABLE IN DALLAS COUNTY, TEXAS AND THE PARTIES HERETO WAIVE ANY RIGHT THEY MAY HAVE TO BE SUED ELSEWHERE. THE PARTIES HERETO CONSENT TO PERSONAL JURISDICTION IN DALLAS COUNTY, TEXAS.

                  THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         F. The obligation and liability of TOUSA under this Keep-Well Agreement shall in no way be limited, impaired or otherwise affected by, and TOUSA hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents.




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Dated as of this 19__ day of December, 2003.


                                       TECHNICAL OLYMPIC USA, INC.,
                                       a Delaware corporation



                                       /s/ PATRICIA M. PETERSEN
                                       -----------------------------------------
                                       Patricia M. Petersen
                                       Vice President and General Counsel




THE STATE OF FLORIDA   )
                       )
COUNTY OF BROWARD      )


         This instrument was acknowledged before me on December _19_, 2003, by Patricia M. Petersen, Vice President and General Counsel of TECHNICAL OLYMPIC USA, INC., a Delaware corporation, on behalf of said corporation.



                                       /s/ TERI M. TRIMMER
                                       -----------------------------------------
                                       Notary Public, State of
                                                               -----------------


                                       TERI M. TRIMMER
                                       -----------------------------------------
                                       (printed name)

My Commission Expires:

  NOVEMBER 9, 2007


Accepted:

GUARANTY BANK,
as Lender


By: /s/ RANDALL S. REID
    --------------------------------
        Randall S. Reid
        Senior Vice President






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